EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of the ____ day of ______, 1998, by and between ECO-AIR PRODUCTS, INC., a California corporation ("Eco-Air" or the "Company"), and LEONARD J. FETCHO (hereinafter referred to as the "Executive").


                              W I T N E S S E T H:

         WHEREAS, Flanders Corporation, a North Carolina corporation ("Flanders"), has contemporaneously herewith acquired one hundred percent (100%) of the issued and outstanding stock of Eco-Air and Eco-Air is now a wholly owned subsidiary of Flanders;

         WHEREAS, the Executive is currently employed as the President of Eco-Air; and

         WHEREAS, the continued employment of the Executive is a condition of the purchase of Eco-Air by Flanders, and Flanders and Eco-Air desire to have the benefit of the Executive's efforts and services.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto mutually covenant and agree as follows:

         1.       DEFINITIONS.

         Whenever used in this Agreement, the following terms shall have the meanings set forth below:

                  (a) "Accrued Benefits" shall mean the amount payable not later than ten (10) days following an applicable Termination Date and which shall be equal to the sum of the following amounts:

                           i.  All  salary   earned  or  accrued   through   the
                  Termination Date;

                           ii. Reimbursement for any and all monies advanced in connection with the Executive's employment for reasonable and necessary expenses incurred by the Executive through the Termination Date;

                           iii. Any and all other cash benefits previously earned through the Termination Date and deferred at the election of the Executive or pursuant to any deferred compensation plans then in effect;

               iv. The full amount of any stated bonus payable to
                 the Executive in accordance with Section 6(b);

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                           v. All  other  payments  and  benefits  to which  the
                  Executive may be entitled under the terms of any benefit plan of the Company.

                  (b)      "Act" shall mean the Securities Exchange Act of 1934;

                  (c) "Affiliate" shall have the same meaning as given to that term in Rule 12b- 2 of Regulation 12B promulgated under the Act;

                  (d)      "Board" shall mean the Board of Directors of Eco-Air;

                  (e)      "Cause" shall mean any of the following:

                           i. The engaging by the Executive in fraudulent conduct, as evidenced by a determination in a binding and final judgment, order or decree of a court or administrative agency of competent jurisdiction, in effect after exhaustion or lapse of all rights of appeal, in an action, suit or proceeding, whether civil, criminal, administrative or investigative, which the Board determines, in its sole discretion, has a significant adverse impact on the Company in the conduct of the Company's business;

                           ii. Conviction of a felony, as evidenced by a binding
                  and final judgment, order or decree of a court of competent jurisdiction, in effect after exhaustion or lapse of all rights of appeal, which the Board determines, in its sole discretion, has a significant adverse impact on the Company in the conduct of the Company's business;

                           iii. Neglect,  refusal or failure by the Executive to
                  perform the Executive's duties or responsibilities (unless significantly changed without the Executive's consent), as determined by a majority of the Board; or

                           iv. A significant violation by the Executive of Eco-Air's established policies and procedures.

         Notwithstanding the foregoing, Cause shall not exist under Sections 1(e)iii and 1(e)iv herein unless the Company furnishes written notice to the Executive of the specific offending conduct and the Executive fails to correct such offending conduct within the thirty (30) day period commencing on the receipt of such notice.

                  (f) "Disability" shall mean a physical or mental condition whereby the Executive is unable to perform on a full-time basis the customary duties of the Executive under this Agreement;

                  (g)      "Good Reason" shall mean:


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                           i. The required relocation of the Executive,  without
                  the Executive's  consent,  to an employment  location which is
                  more  than   seventy-five  (75)  miles  from  the  Executive's
                  employment location on the day preceding the date of this Agreement;

                           ii. The removal of the Executive  from or any failure
                  to reelect the Executive to any of the positions held by the Executive as of the date of this Agreement or any other positions to which the Executive shall thereafter be elected or assigned except in the event that such removal or failure to reelect relates to the termination by the Company of the Executive's employment for Cause or by reason of death, Disability or voluntary retirement;

                           iii. A significant adverse change, without the Executive's written consent, in the nature or scope of the Executive's authority, powers, functions, duties or responsibilities, or a material reduction in the level of support services, staff, secretarial and other assistance, office space and accouterments available to a level below that which was provided to the Executive on the day preceding the date of this Agreement and that which is necessary to perform any additional duties assigned to the Executive following the date of this Agreement, which change or reduction is not generally effective for all executives employed by the Company (or its successor) in the Executive's class or category; or

              iv. Breach or violation of any material provision of
                         this Agreement by the Company;

                  (h) "Notice of Termination" shall mean the notice described in
         Section 14 herein;

                  (i)  "Termination   Date"  shall  mean,  except  as  otherwise
         provided in Section 14 herein,

                           i.       The Executive's date of death;

                           ii. Thirty (30) days after the delivery of the Notice
                  of Termination terminating the Executive's employment on account of Disability pursuant to Section 9 herein, unless the Executive returns on a full-time basis to the performance of his duties prior to the expiration of such period;

                 iii. Thirty (30) days after the delivery of the
             Notice of Termination if the Executive's employment is
                  terminated by the Executive voluntarily; and


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                           iv. Thirty (30) days after the delivery of the Notice
                  of Termination if the Executive's employment is terminated by the Company for any reason other than death or Disability;

                  (j) "Termination  Payment" shall mean the payment described in
         Section 13 herein.

         2.       EMPLOYMENT.

         The Company hereby agrees to employ the Executive and the Executive hereby agrees to serve the Company, on the terms and conditions set forth herein.

         3.       TERM.

         The Company's employment of the Executive under the provisions of this Agreement shall commence on the date hereof and shall end on March 31, 2003 unless further extended or sooner terminated as hereinafter provided. On March 31, 2003 and on the last day of each extended employment term thereafter, the term of the Executive's employment shall, unless sooner terminated as hereinafter provided, be automatically extended for an additional one (1) year period from the date thereof unless at least forty-five (45) days before such date the Company shall have delivered to the Executive or the Executive shall have delivered to the Company, written notice that the term of the Executive's employment hereunder will not be extended beyond its existing duration.

         4.       POSITIONS AND DUTIES.

         The Executive shall serve as President and Chief Executive Officer of Eco-Air and in such additional capacities as set forth in Section 7 herein. In connection with the foregoing positions, the Executive shall have such duties, responsibilities and authority as may from time to time be assigned to the Executive by the Board. The Executive shall devote substantially all the Executive's working time and efforts to the business and affairs of the Company.

         5.       PLACE OF PERFORMANCE.

         In connection with the Executive's employment by the Company, the Executive shall be based at the principal executive offices of Eco-Air in San Diego except for required travel on Company business.

         6.       COMPENSATION AND RELATED MATTERS.

                  (a) Commencing on the date hereof, the Company shall pay to the Executive an annualized base salary at a rate of $165,000 in equal installments, as nearly as practicable, on the 15th and last day of each month, in arrears. Such annualized base

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         salary shall not be reduced during the term of this Agreement, however, the Company may, but is not obligated to, increase such annualized base
         salary,  based  on  an  evaluation  of  Executive's   performance,   in
         accordance with normal business practices of the Company.

                  (b) The Executive shall receive bonuses as determined by using the formula set forth in Exhibit A.

                  (c) The Executive is hereby granted a non-qualified stock option (the "Option") to purchase 40,000 shares of Flanders' common stock, at an exercise price equal to the closing price of Flanders' common stock on the effective date of this Agreement. The Option may be exercised, in whole or in part, at any time subsequent to the date of issuance and prior to the expiration date. Flanders and the Executive shall enter into Flanders' standard form of stock option agreement evidencing this Option.

                  (d) During the term of the Executive's employment hereunder, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in performing services hereunder including all traveling and living expenses while away from home on business at the request of, and in the service of, the Company, provided that such expenses are incurred and accounted for in accordance with the policies and procedures presently established by the Company.

                  (e) The Executive shall be entitled to the number of vacation days in each calendar year as determined in accordance with the Company's vacation plan or policy. The Executive shall also be entitled to all paid holidays provided by the Company to its Executives.

                  (f) The Company shall provide the Executive with the same or comparable benefits as are in place at the Company, as set forth in Exhibit B, as of the date of this Agreement, except the Executive shall only be entitled to participate in the Company's 401(k) Employee Stock Ownership Plan or any other Company profit sharing plan or pension until the Executive shall be entitled to participate in Flanders' 401(k) Plan.

                  (g) The Company shall furnish the Executive with office space and such other facilities and services as shall be suitable to the Executive's position and adequate for the performance of the Executive's duties.

         7.       OFFICES.

                  (a) The Executive agrees to serve without additional compensation, if elected or appointed thereto, as a member of the Board of Directors of the Company, a member of the Board of Flanders, or any subsidiary of the Company or Flanders; provided,

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         however,  that the Executive is indemnified  for serving in any and all such capacities on a basis no less favorable than is currently provided in the Company's bylaws, or otherwise.

                  (b) Upon  execution of this  Agreement,  the Company agrees to
         appoint  the  Executive  to  the  Board  and  to  propose   Executive's
         re-election as a director at the expiration of his initial term.

         8.       TERMINATION AS A RESULT OF DEATH.

         If the Executive shall die during the term of this Agreement, the Executive's employment shall terminate on the Executive's date of death and the Executive's surviving spouse, or the Executive's estate if the Executive dies without a surviving spouse, shall be entitled to the Executive's Accrued
Benefits as of the Termination Date and any applicable Termination Payment described in Section 13(a).

         9.       TERMINATION FOR DISABILITY.

         If, as a result of the Executive's Disability, the Executive shall have been unable to perform the Executive's duties hereunder on a full-time basis for three (3) consecutive months and within sixty (60) days after the Company provides the Executive with a Termination Notice, the Executive shall not have returned to the performance of the Executive's duties on a full-time basis, the Company may terminate the Executive's employment, subject to Section 14 herein. During the term of the Executive's Disability prior to termination, the Executive shall continue to receive all salary and benefits payable under
Section 6 herein, including participation in all benefit plans, programs and arrangements in which the Executive was entitled to participate immediately prior to the Disability; provided, however, that the Executive's continued participation in any such plan, program or arrangement is barred as the result of such Disability, the Executive shall be entitled to receive an amount equal to the contributions, payments, credits or allocations which would have been paid by the Company to the Executive, to the Executive's account or on the Executive's behalf under such plans, programs and arrangements. In the event the Executive's employment is terminated on account of the Executive's Disability in accordance with this Section 9, the Executive shall receive the Executive's Accrued Benefits as of the Termination Date and shall remain eligible for all benefits provided by any long-term disability programs of the Company in effect at the time of such termination. The Executive shall also be entitled to the Termination Benefit described in Section 13(a).

         10.      TERMINATION FOR CAUSE.

         If the Executive's employment is terminated by the Company for Cause, subject to the procedures set forth in Section 14 herein, the Executive shall be entitled to receive the Executive's Accrued Benefits as of the Termination Date. The Executive shall not be entitled to receipt of any Termination Payment.


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         11.      OTHER TERMINATION BY COMPANY.

         If the Executive's employment with the Company is terminated by the Company other than by reason of death, Disability or Cause, subject to the procedures set forth in Section 14 herein, the Executive (or in the event of the Executive's death following the Termination Date, the Executive's surviving spouse or the Executive's estate if the Executive dies without a surviving spouse) shall receive the applicable Termination Payment. The Executive shall not, in connection with any consideration receivable in accordance with this
Section 11, be required to mitigate the amount of such consideration by securing other employment or otherwise and such consideration shall not be reduced by reason of the Executive securing other employment or for any other reason.

         12.      VOLUNTARY TERMINATION BY EXECUTIVE.

         From and after June 30, 1999, provided that the Executive furnishes thirty (30) days prior written notice to the Company, the Executive shall have the right to voluntarily terminate this Agreement at any time. If the Executive's voluntary termination is without Good Reason, the Executive shall receive the Executive's Accrued Benefits as of the Termination Date and shall not be entitled to any Termination Payment. If the Executive's voluntary termination is for Good Reason, the Executive (or in the event of the Executive's death following the Termination Date, the Executive's surviving spouse or the Executive's estate if the Executive dies without a surviving spouse) shall receive the applicable Termination Payment. The Executive shall not, in connection with any consideration receivable in accordance with this
Section 12, be required to mitigate the amount of such consideration by securing other employment or otherwise and such consideration shall not be reduced by reason of the Executive securing other employment or for any other reason.

         13.      TERMINATION PAYMENT.

                  (a) If the Executive's employment is terminated by the Executive for Good Reason or by the Company as a result of Executive's death or Disability or for any reason other than death, Disability or Cause, the Termination Payment payable to the Executive by the Company shall be equal to two hundred percent (200%) of the Executive's then current annual base salary;

                  (b) The Termination Payment shall be payable in a lump sum not later than ten (10) days following the Executive's Termination Date. Such lump sum payment shall not be reduced by any present value or similar factor. Further, the Executive shall not be required to mitigate the amount of such payment by securing other employment or otherwise and such payment shall not be reduced by reason of the Executive securing other employment or for any other reason.


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         14.      TERMINATION NOTICE AND PROCEDURE.

         Any termination by the Company or the Executive of the Executive's employment during the employment period shall be communicated by written Notice of Termination to the Executive, if such Notice of Termination is delivered by the Company, and to the Company, if such Notice of Termination is delivered by the Executive, all in accordance with the following procedures:

                  (a) The Notice of Termination shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances alleged to provide a basis for termination;

                  (b) Any Notice of Termination by the Company shall be approved by a resolution duly adopted by a majority of the Board then in office;

                  (c) If the Executive shall in good faith furnish a Notice of Termination for Good Reason and the Company notifies the Executive that a dispute exists concerning the termination, within the fifteen (15) day period following the Company's receipt of such notice, the Executive shall continue the Executive's employment during such dispute. If it is thereafter determined that (i) Good Reason did exist, the Executive's Termination Date shall be the earlier of (A) the date on which the dispute is finally determined, either by mutual written agreement of the parties or pursuant to Section 19 herein, or (B) the date of the Executive's death, and the Executive's Termination Payment, if applicable, shall reflect events occurring after the Executive delivered the Executive's Notice of Termination; or (ii) Good Reason did not exist, the employment of the Executive shall continue after such determination as if the Executive had not delivered the Notice of Termination asserting Good Reason;

                  (d) If the Executive gives notice to terminate his employment for Good Reason and a dispute arises as to the validity of such dispute, and the Executive does not continue his employment during such dispute, and it is finally determined that the reason for termination set forth in such Notice of Termination did not exist, if such notice was delivered by the Executive, the Executive shall be deemed to have voluntarily terminated the Executive's employment other than for Good Reason;

                  (e) The Board's determination of whether or not the Executive has Good Reason for terminating such Executive's employment hereunder, shall not prevent the Executive from disputing this determination and resolving the disagreement by mediation or arbitration as defined under Sections 28 and 29.


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         15.      NONDISCLOSURE OF PROPRIETARY INFORMATION.

         Recognizing that the Company is presently engaged, and may hereafter continue to be engaged, in the research and development of processes, the manufacturing of products or performance of services, which involve experimental and inventive work and that the success of its business depends upon the protection of the processes, products and services by patent, copyright or by secrecy and that the Executive has had, or during the course of his engagement may have, access to Proprietary Information, as hereinafter defined, of the Company or other information and data of a secret or proprietary nature of the Company which the Company wishes to keep confidential and the Executive has furnished, or during the course of his engagement may furnish, such information to the Company, the Executive agrees that:

                  (a) "Proprietary Information" shall mean any and all methods, inventions, improvements or discoveries, whether or not patentable or copyrightable, and any other information of a similar nature related to the business of the Company disclosed to the Executive or otherwise made known to him as a consequence of or through his engagement by the Company (including information originated by the Executive) in any technological area previously developed by the Company or developed, engaged in, or researched, by the Company during the term of the Executive's engagement, including, but not limited to, trade secrets, processes, products, formulae, apparatus, techniques, know-how, marketing plans, data, improvements, strategies, forecasts, customer lists, and technical requirements of customers, unless such information is in the public domain to such an extent as to be readily available to competitors.

                  (b) The Executive acknowledges that the Company has exclusive property rights to all Proprietary Information and the Executive hereby assigns all rights he might otherwise possess in any Proprietary Information to the Company. Except as required in the performance of his duties to the Company, the Executive will not at any time during or after the term of his engagement, which term shall include any time in which the Executive may be retained by the Company as a consultant, directly or indirectly use, communicate, disclose or disseminate any Proprietary Information or any other information of a secret, proprietary, confidential or generally undisclosed nature relating to the Company, its products, customers, processes and services, including information relating to testing, research, development, manufacturing, marketing and selling.

                  (c) All documents, records, notebooks, notes, memoranda and similar repositories of, or containing, Proprietary Information or any other information of a secret, proprietary, confidential or generally undisclosed nature relating to the Company or its operations and activities made or complied by the Executive at any time or made available to him prior to or during the term of his engagement by the Company, including any and all copies thereof, shall be the property of the Company, shall be held by him in trust solely for the benefit of the Company, and shall be delivered to the Company by him on the termination of his engagement or at any time on the request of the Company.

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                  (d) The  Executive  will  not  assert  any  rights  under  any inventions, copyrights, discoveries, concepts or ideas, or improvements thereof, or know-how related thereto, as having been made or acquired by him prior to his being engaged by the Company or during the term of his engagement if based on or otherwise related to Proprietary Information.

         16.      ASSIGNMENT OF INVENTIONS.

                  (a) For purposes of this Paragraph 16, the term "Inventions" shall mean discoveries, concepts, and ideas, whether patentable or copyrightable or not, including but not limited to improvements, know-how, data, processes, methods, formulae, and techniques, as well as improvements thereof or know-how related thereto, concerning any past, present or prospective activities of the Company which the Executive makes, discovers or conceives (whether or not during the hours of his engagement or with the use of the Company's facilities, materials or personnel), either solely or jointly with others during his engagement by the Company or any Affiliate and, if based on or related to Proprietary Information, at any time after termination of such engagement. All Inventions shall be the sole property of the Company, and Executive agrees to perform the provisions of this paragraph 16 with respect thereto without the payment by the Company of any royalty or any consideration therefor other than the regular compensation paid to the Executive in the capacity of an Executive or consultant.

                  (b) The Executive shall maintain written notebooks in which he shall set forth, on a current basis, information as to all Inventions, describing in detail the procedures employed and the results achieved as well as information as to any studies or research projects undertaken on the Company's behalf. The written notebooks shall at all times be the property of the Company and shall be surrendered to the Company upon termination of his engagement or, upon request of the Company, at any time prior thereto.

                  (c) The Executive shall apply, at the Company's request and expense, for United States and foreign letters patent or copyrights either in the Executive's name or otherwise as the Company shall desire.

                  (d) The Executive hereby assigns to the Company all of his rights to such Inventions, and to applications for United States and/or foreign letters patent or copyrights and to United States and/or foreign letters patent or copyrights granted upon such Inventions.

                  (e) The Executive shall acknowledge and deliver promptly to the Company, without charge to the Company, but at its expense, such written instruments (including applications and assignments) and do such other acts, such as giving testimony in support of the Executive's inventorship, as may be necessary in the opinion of the Company to

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         obtain,  maintain,  extend,  reissue and enforce  United  States and/or foreign letters patent and copyrights relating to the Inventions and to vest the entire right and title thereto in the Company or its nominee. The Executive acknowledges and agrees that any copyright developed or conceived of by the Executive during the term of Executive's employment which is related to the business of the Company shall be a "work for hire" under the copyright law of the United States and other applicable jurisdictions.

                  (f) The Executive represents that his performance of all the terms of this Agreement and as an Executive of or consultant to the Company does not and will not breach any trust prior to his employment by the Company. The Executive agrees not to enter into any agreement either written or oral in conflict herewith and represents and agrees that he has not brought and will not bring with him to the Company or use in the performance of his responsibilities at the Company any materials or documents of a former employer which are not generally available to the public, unless he has obtained written authorization from the former employer for their possession and use, a copy of which has been provided to the Company.

                  (g) No provisions of this Section shall be deemed to limit the restrictions applicable to the Executive under Section 15.

         17.      SHOP RIGHTS.

         The Company shall also have the royalty-free right to use in its business, and to make, use and sell products, processes and/or services derived from any inventions, discoveries, concepts and ideas, whether or not patentable, including but not limited to processes, methods, formulas and techniques, as well as improvements thereof or know-how related thereto, which are not within the scope of Inventions as defined in Paragraph 16 but which are conceived or made by the Executive during the period he is engaged by the Company or with the use or assistance of the Company's facilities, materials or personnel.

         18. NON-COMPETE.

         The Executive hereby agrees that during the term of this Agreement and for the period of two (2) years from the termination hereof, the Executive will not:

                  (a) Within any jurisdiction or marketing area in the United States in which the Company or any subsidiary thereof is doing business, own, manage, operate or control any business of the type and character engaged in and competitive with the Company or any subsidiary thereof. For purposes of this paragraph, ownership of securities of not in excess of five percent (5%) of any class of securities of a public company shall not be considered to be competition with the Company or any subsidiary thereof; or

                  (b) Within any jurisdiction or marketing area in the United States in which the Company or any subsidiary thereof is doing business, act as, or become employed as, an officer, director, executive, consultant or agent of any business of the type and character engaged in and competitive with the Company or any of its subsidiaries; or

                  (c) Solicit any similar business to that of the Company's for, or sell any products that are in competition with the Company's products to, any company in the United States, which is, as of the date hereof, a customer or client of the Company or any of its subsidiaries, or was such a customer or client thereof within two (2) years prior to the date of this Agreement; or

                  (d) Solicit the employment of, or hire, any full-time employee employed by the Company or its subsidiaries as of the date of termination of this Agreement.

         19.      REMEDIES.

         The Executive hereby acknowledges and agrees that a breach of the agreements contained in this Agreement will cause irreparable harm and damage to the Company, that the remedy at law for the breach or threatened breach of the agreements set forth in this Agreement will be inadequate, and that, in addition to all other remedies available to the Company for such breach or threatened breach (including, without limitation, the right to recover damages), the Company shall be entitled to injunctive relief for any breach or threatened breach of the agreements contained in this Agreement.

         20.      ASSIGNMENT.

         Neither the Executive nor the Company shall assign this Agreement or its rights and duties hereunder, or any interest herein, without prior written consent of the other party.

         21.      SUCCESSORS; BINDING AGREEMENT.

         The terms, covenants and conditions of this Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assignees.

         22.      SEVERABILITY.

         If it is determined by a court of competent jurisdiction that the provisions of this Agreement are partially or totally invalid or unenforceable because of the duration or scope hereof or because of the scope of activities prohibited hereby, or for any other reason, these provisions shall be deemed modified to the extent necessary to render them valid and enforceable, or shall be excised from this Agreement, as circumstances may require, and the provisions of this Agreement subsequent to such modification or deletion, shall be enforced to the maximum extent and scope permitted by the laws of such jurisdiction.

         23.      NOTICE.

         All notices provided by this Agreement shall be in writing and shall be given by facsimile transmission, by overnight courier, by registered mail or by personal delivery, by one party to the other, addressed to such other party at the applicable address set forth below, or to such other address as may be given for such purpose by such other party by notice duly given hereunder. Notice shall be deemed properly given on the date of delivery.

                       To the Executive: Leonard J. Fetcho
                               17628 Corte Potosi
                               San Diego, CA 92128
                            Telephone: (619) 487-1460

                      To the Company Eco-Air Products, Inc.
                                9455 Cabot Drive
                               San Diego, CA 92126
                            Telephone: (619) 271-8111
                            Facsimile: (619) 578-3816

                                 with copies to:

                                 Steven K. Clark
                              Flanders Corporation
                             2399 26th Avenue North
                                 P. O. Box 7568
                            St. Petersburg, FL 33734
                            Telephone: (813) 822-4411
                            Facsimile: (813) 822-5511

                                William C. Gibbs
                              Snell & Wilmer L.L.P.
                          111 East Broadway, Suite 900
                         Salt Lake City, Utah 84111-1004
                            Telephone: (801) 237-1900
                            Facsimile: (801) 237-1950

         24.      NO WAIVER.

         No waiver by either party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by the other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or any prior or subsequent time.

         25.      HEADINGS.

         The headings herein contained are for reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

         26.      COUNTERPARTS.

         This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

         27.      AMENDMENT OR TERMINATION.

         This Agreement may not be amended or terminated during its term, except by written instrument executed by the Company and the Executive.

         28.      MEDIATION.

         Any claim, dispute, or controversy between the parties arising in connection with or relating to this Agreement or the making, performance or interpretation thereof shall, if not settled by negotiation, be submitted to non-binding mediation under the Procedure for Mediation of Business Disputes of the Center for Public Resources, Inc. then in effect. Any demand for mediation shall be made in writing and served upon the other party in the same manner as otherwise provided for notice in this Agreement. The demand shall set forth with reasonable specificity the basis of the dispute and the performance or relief sought. The parties shall, within thirty (30) days of receipt of a demand to mediate, confer and select a mediator. The mediation shall take place at a time and location in Carson City, Nevada mutually agreeable to the parties and the mediator, but not later than sixty (60) days after a demand for mediation is received. The cost of mediation, other than attorneys' fees, shall be shared equally by the parties. Each party shall be responsible for payment of its own legal fees in connection with the mediation.

         29.      ARBITRATION.

         Any dispute that is not settled by mediation as provided in Paragraph 28 above shall be resolved by arbitration in Carson City, Nevada in accordance with the Center for Public Resources, Inc. ("CPR") Non-Administered Arbitration Rules, in effect on the date the above-described demand for mediation is made, by three independent and impartial arbitrators. Each party shall appoint one of the arbitrators and CPR shall appoint the third arbitrator, who shall serve as chairman. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. ss. 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof.

                  (a) The arbitrators shall issue an award in writing specifying their findings of fact and conclusions of law. The arbitrators are not empowered to award damages in excess of compensatory damages and each party hereby irrevocably waives any right to recover such damages with respect to the dispute.

                  (b) Upon the application by either party to a court for an order confirming, modifying or vacating the award, the court shall have the power to review whether, as a matter of law based on the findings of fact determined by the arbitrators, the award should be confirmed, or should be modified or vacated in order to correct any errors of the law governing the substance of this Agreement that may have been made by the arbitrators. In order to effectuate such judicial review limited to issues of law, the parties agree (and shall stipulate to the court) that the findings of fact made by the arbitrator(s) shall be final and binding on the parties and shall serve as the facts to be submitted to and relied on by the court in determining the extent to which the award should be confirmed, modified or vacated.

         30. ATTORNEYS' FEES.

         Should it become necessary for either party to enforce the terms of this Agreement after any attempt to resolve the dispute through mediation pursuant to Section 28 is unsuccessful, the prevailing party thereafter shall be entitled to receive from the non-prevailing party its reasonable attorneys' fees and costs with respect to the enforcement of the terms of this Agreement.

         31.      ENTIRE AGREEMENT.

         This Agreement sets forth the entire agreement between the Executive and the Company with respect to the subject matter hereof, and supersedes all prior oral or written agreements, negotiations, commitments and understandings with respect thereto.

         32.      GOVERNING LAW.

         This Agreement and the Executive's and the Company's respective rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of California without giving effect to the provisions, principles, or policies thereof relating to choice or conflict laws.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

                        ECO-AIR PRODUCTS, INC.



                        By: /s/ William O'Brien
                           -----------------------------------------------------

                        Name: William O'Brien
                             ---------------------------------------------------

                        Title: Executive V.P.
                              --------------------------------------------------


                        EXECUTIVE: /s/ Leonard Fetcho
                                  ----------------------------------------------
                                  Leonard Fetcho

                                    EXHIBIT A

                                    EXHIBIT B

         Except as otherwise provided in the Agreement, the Executive shall be entitled to those benefits (with any new or changed benefits being comparable or better) that are existing immediately prior to the date of employment which includes, but are not limited to, those described in the handbook of Eco-Air and the following:

         1. Group and/or individual life insurance policy (or policies) on the life of the Executive with his choice of beneficiary in the amount of $120,000;

         2. Group Medical Insurance Program for the benefit of the Executive and his dependents;

         3. Excess medical program whereby Eco-Air shall pay the medical costs incurred by the Executive and his dependents which are in excess of the amount paid by the Group Medical Insurance Program not to exceed $5,000 per year; provided such excess medical payments will be increased to include all federal and state tax withholding and are included in the Executive's reportable compensation;

         4. An automobile to use both for company business and for private use with Eco-Air also paying all expenses of gas, oil and maintenance. Personal use by the Executive will be declared as required by the Internal Revenue Code and its regulations and included as additional compensation;

         5. Eco-Air shall be entitled to grant the Executive a leave of absence with or without pay at any time or times upon such terms and conditions as Eco-Air's board of directors may in its discretion determine;

         6. Executive shall be entitled to moving expenses not to exceed $10,000 to relocate household furnishings from Syracuse, New York to San Diego, California anytime during his employment.